FOURTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT
     This FOURTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT (this “Agreement”) is entered into as of March 28, 2008 in connection with that certain Credit Agreement, dated as of September 1, 2006, among SNOWFLAKE WHITE MOUNTAIN POWER, LLC (“SWMP”), RENEGY, LLC (“Renegy”), RENEGY TRUCKING, LLC (“Renegy Trucking” and together with Renegy and SWMP, the “Borrowers”), the financial institutions from time to time party thereto (collectively, the “Lenders”) and COBANK, ACB, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), as letter of credit issuer, collateral agent and as a Lender, as amended (as further amended from time to time, the “Credit Agreement”). Terms used herein but not defined shall have the meaning given to them in the Credit Agreement and section references refer to sections of the Credit Agreement unless otherwise stated.
     WHEREAS, the Borrowers are unable to provide their audited financial statements for the fiscal year ending December 31, 2007 on or prior to March 31, 2008 but are able to deliver such financial statements on or prior to May 31, 2008;
     WHEREAS, the Borrowers have agreed to certain change orders with various construction contractors totaling $13,308,384.53 (the “Change Orders”), the details of which are attached as Exhibit A hereto;
     WHEREAS, the Borrowers have updated the Project Budget, attached hereto as Exhibit G-2, to reflect the Change Orders and other updates since the last approved Project Budget; and
     WHEREAS, the Borrowers have requested that the Required Lenders agree to amend the Credit Agreement in certain other respects as set forth herein.
     NOW THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
     1. Consent. The Administrative Agent and undersigned Lender(s) hereby:
     (a) consent to and approve of the Change Orders described in Exhibit A hereto, as required under Section 6.12.2(a) of the Credit Agreement; and
     (b) consent to and approve the Project Budget attached as Exhibit G-2 hereto.
     2. Waiver. The Administrative Agent and undersigned Lender(s) hereby:
     (a) waive any Default or Event of Default under the Credit Agreement, including without limitation Sections 5.5.1(a) and 8.1.5(a) thereto, solely with respect to the Borrowers’ failure to deliver their audited annual financial statements within 90 days after the close of the fiscal year ending on December 31, 2007;

     (b) waive any Default or Event of Default under the Credit Agreement, including without limitation, Sections 5.4.9 and 6.12.2(a) thereto, solely with respect to the Change Orders described in Exhibit A hereto;
     (c) waive any Default or Event of Default under the Credit Agreement, including without limitation, Section 6.19 thereto, solely with respect to the Project Budget attached as Exhibit G-2 hereto; and
     (d) waive any Default or Event of Default under the Credit Agreement, including without limitation, Sections 5.4.8, 6.12.1 and 6.18 thereto, solely with respect to the transactions described in Paragraph 1(c) above.
     3. Amendments. The Credit Agreement is hereby amended as follows:
     (a) Article 5 of the Credit Agreement is hereby amended to add the following Section 5.24:
5.24 Renegy Revenues and Costs. Borrowers shall deliver or cause to be delivered to Administrative Agent, in form and detail reasonably satisfactory to Administrative Agent as soon as practicable and in any event within 30 days after the end of each month, reconciliation reports that detail inflows and outflows from Renegy.
     (b) Section 7.1(a) of the Credit Agreement is hereby amended to add “(not to include any Renegy Fuel Business Revenues)” after “Project Revenues”.
     (c) Section 7.1(c) of the Credit Agreement is hereby amended to add “(not to include any Renegy Fuel Business Costs)” after “O&M Costs”.
     (d) Section 7.2(a) of the Credit Agreement is hereby amended to add “(not to include any Renegy Fuel Business Revenues)” after “Project Revenues”.
     (e) Section 7.1(b)(1) of the Credit Agreement is hereby amended to add “(not to include any Renegy Fuel Business Costs)” after “O&M Costs”.
     (f) Section 7.1(c) of the Credit Agreement is hereby amended to add “(not to include any Renegy Fuel Business Costs)” after “O&M Costs”.
     (g) Exhibit A to the Credit Agreement is hereby amended to replace the definition of “Date Certain” with the following definition:
          “Date Certain” means June 30, 2008.
     (h) Exhibit A to the Credit Agreement is hereby amended to add the following definitions:

               “Renegy Fuel Business Revenues” means, without duplication, all income and cash receipts of Renegy derived from or in connection with the operation of its lumber, wood and wood products business.
               “Renegy Fuel Business Costs” means, for any period, cash amounts incurred and paid by Renegy for the operation and maintenance of its lumber, wood and wood products business and for the purchase of goods and services in connection therewith.
     (i) In order to reflect the Change Orders and other updates since the last approved Project Budget, Exhibit G-2 to the Credit Agreement is hereby amended, restated and replaced in its entirety with Exhibit G-2 to this Agreement.
     (j) In connection with the extension of the Date Certain and its effect on the Construction Loan Maturity Date, Exhibit I-1 to the Credit Agreement is hereby amended, restated and replaced in its entirety with Exhibit I-1 to this Agreement.
     (k) In connection with the extension of the Date Certain and its effect on the Construction Loan Maturity Date, Exhibit I-2 to the Credit Agreement is hereby amended, restated and replaced in its entirety with Exhibit I-2 to this Agreement.
     4. Conditions. The waiver in Paragraph 2(a) above is conditioned upon the Administrative Agent’s receipt of the Borrowers’ audited annual financial statements for the year ending December 31, 2007 on or prior to May 31, 2008.
     5. Representations and Warranties. The Borrowers represent and warrant to the Administrative Agent and the undersigned Lender(s) as follows:
     (a) The representations and warranties made by the Borrowers in Article 4 of the Credit Agreement and each other Credit Document are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.
     (b) Other than as addressed herein, no Default or Event of Default has occurred and is continuing.
     (c) No Material Adverse Effect has occurred and is continuing.
     6. Effect of Agreement. This Agreement, together with each exhibit referred and attached hereto, constitutes the entire and only understanding and agreement among the parties, and supersedes all proposals, oral or written, all negotiations, conversations or discussions among the parties, with respect to the subject matter hereof. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent.
     7. Headings. The headings in this Agreement are for convenience of reference only and are not part of the substance hereof.

     8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to rules of conflicts of laws (other than Section 5-1401 of the New York General Obligations Law).
     9. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
     10. Counterparts. This Agreement may be executed in multiple originals and by counterpart.
[Signature Page Follows]

     IN WITNESS HEREOF, the parties have caused this Agreement to be duly executed by their officers duly authorized as of the date first above written.

SNOWFLAKE WHITE MOUNTAIN POWER, LLC, as Borrower

By:	/s/ Robert M. Worsley Robert M. Worsley Manager

RENEGY, LLC, as Borrower

By:	/s/ Robert M. Worsley Robert M. Worsley Manager

RENEGY TRUCKING, LLC, as Borrower

By:	/s/ Robert M. Worsley Robert M. Worsley Manager

COBANK, ACB, as Administrative Agent and a Lender

By:	/s/ Dale Keyes Dale Keyes Vice President, Energy Services Group